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                                                                     EXHIBIT 4.2
                      [Form of Face of Share Certificate]

  TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                               READY FOR DELIVERY

                                     [Logo]

     Incorporated under the Laws of the Islands of Bermuda

Number                                                           CUSIP

                                  COMMON SHARES

This certificate is
transferable in New York,
NY and Bermuda


THIS IS TO CERTIFY that   [                    ]

Is the registered holder of  [                 ]

  Fully Paid and Non-Assessable Common Shares, Par value $US1.00 Per Share of

                       American Eagle Tankers Inc. Limited

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Bye-Laws of the Corporation copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated                         [Company Seal]


Assistant Secretary                                    President
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                     [Form of Reverse of Share Certificate]

                          AMERICAN EAGLE TANKERS INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint Tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT - ......Custodian......

                      Under Uniform Gifts to Minors Act......

     Additional abbreviations may also be used though not in the above list

For value received___________hereby sell, assign and transfer unto

[please insert social security number or other identifying number of the assignee]

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(Please print or typewrite name and address, including zip code of the assignee)

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common shares represented by the written certificate, and do hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said shares on the said books of the within named Corporation with full power of substitution in the premises.
Dated______________

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     Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without any alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

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The signature must be guaranteed by an eligible guarantor institution (Banks, stockbrokers, savings associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15